UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2023 (July 25, 2023)

Compute Health Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40001	85-3449307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1100 North Market Street

4th Floor

Wilmington, DE 19890

(Address of principal executive offices)

(212) 829-3500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-quarter of one Redeemable Warrant	CPUH.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share, included as part of the Units	CPUH	The New York Stock Exchange
Redeemable Warrants included as part of the Units, each exercisable for one share of Class A common stock for $11.50 per share	CPUH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth below in Item 8.01 of this Current Report on Form 8-K under the sub-heading “Updated Amendment to the Warrant Agreement” is incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

Adjourned Warrant Holders Meeting

On July 25, 2023, Compute Health Acquisition Corp. (“Compute Health”) convened and then determined to adjourn its special meeting of the Compute Health’s warrantholders (the “Warrant Holders Meeting”). At the Warrant Holders Meeting, there were present or represented by proxy a sufficient number of warrants to constitute a quorum. The Chairman of the meeting adjourned the Warrant Holders Meeting without opening the polls on the matters that were scheduled to be submitted to a vote of the Company’s warrantholders other than the adjournment proposal. The Warrant Holders Meeting was adjourned in order to solicit additional proxies with respect to the proposals set forth in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2023, as supplemented on July 24, 2023 (the “Proxy Statement”).

The Warrant Holders Meeting is adjourned until July 26, 2023 at 12 p.m., Eastern Time. At that time, the Warrant Holders Meeting will be reconvened to vote on the proposals described in the Proxy Statement.

The Warrant Holders Meeting will continue to be held virtually and in person at https://www.cstproxy.com/computehealth/warrant2023 and at the offices of offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, New York 10001, respectively. Warrantholders that wish to listen to the Warrant Holders Meeting via teleconference, but will not be able to participate in the Warrant Holders Meeting or vote, may use the following teleconference dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 8520972#

Updated Amendment to the Warrant Agreement

In connection with the Warrant Holders Meeting, on July 25, 2023, Compute Health proposed to further amend the previously filed amendment to the Warrant Agreement, dated February 4, 2021, by and between Compute Health and Continental Stock Transfer & Trust Company (the “Warrant Agreement”) by making additional changes to Section 6.2 of the Warrant Agreement.

A copy of the Warrant Amendment is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference, and the foregoing description of the Warrant Amendment does not purport to be complete and is qualified in its entirety by reference thereto.

Important Information About the Proposed Transactions and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination between Compute Health, Allurion Technologies, Inc. (“Allurion”), and Allurion Technologies Holdings, Inc. (“New Allurion”). New Allurion filed the Registration Statement on Form S-4 with the SEC, which includes a document that serves as a proxy statement and prospectus of Compute Health and New Allurion and a full description of the terms of the Business Combination Agreement and the Ancillary Documents (each as defined in the Proxy Statement) (the “Proposed Transactions”). The proxy statement/prospectus has been mailed to Compute Health’s stockholders as of July 3, 2023, the record date established for voting at the special meeting (as defined in the Proxy Statement). Compute Health and New Allurion may also file other documents regarding the Proposed Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Proposed Transactions, including the risk factors and other disclosures set forth in Compute Health’s filings with the SEC, and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. Compute Health’s stockholders and other interested persons are advised to read the Registration Statement on Form S-4, including the proxy statement/prospectus and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transactions, as these materials will contain important information about Allurion, Compute Health and the Proposed Transactions. The Registration Statement on Form S-4, including the proxy statement/prospectus, and other documents that are filed with the SEC, once available may be obtained without charge at the SEC’s website at www.sec.gov, or by directing a written request to Compute Health Acquisition Corp., 1100 North Market Street, 4th Floor, Wilmington, Delaware 19890.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Compute Health, Allurion, New Allurion, certain stockholders of Compute Health and certain of Compute Health’s, Allurion’s and New Allurion’s respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the stockholders of Compute Health with respect to the Proposed Transactions. A list of the names of such persons and information regarding their interests in the proposed transaction is contained in the Registration Statement on Form S-4 and proxy statement/prospectus. Stockholders, Compute Health warrantholders, potential investors and other interested persons should read the Registration Statement on Form S-4 and proxy statement/prospectus carefully before making any voting or investment decisions. Free copies of these documents may be obtained from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Warrant Amendment

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compute Health Acquisition Corp.

By:	/s/ Joshua Fink
Name:	Joshua Fink
Title:	Co-Chief Executive Officer

Dated: July 25, 2023